                                                                   Exhibit 99(c)

                      WHITE MOUNTAINS INSURANCE GROUP, INC.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information of White Mountains Insurance Group, Inc. (formerly Fund American Enterprises Holdings, Inc.) and its subsidiaries ("White Mountains") is being presented in connection with White Mountains' sale, on June 17, 1999, of the following property and casualty insurance operations to Unitrin, Inc. (the "Sale"): (i) Valley Insurance Company, Valley Property & Casualty Insurance Company and certain related non-insurance affiliates; (ii) Charter Indemnity Company and certain related non-insurance subsidiaries; and (iii) White Mountains Insurance Company. Within this filing, the companies sold to Unitrin, Inc. on June 17, 1999 are collectively referred to as Valley Group, Inc. "VGI".

The accompanying unaudited pro forma condensed combined income statements of White Mountains for the periods ended March 31, 1999, June 30, 1999 and December 31, 1998 present results for White Mountains as if the Sale and certain transactions and adjustments related to the Sale had occurred as of January 1, 1999, January 1, 1999, and January 1, 1998, respectively. The accompanying unaudited pro forma condensed combined balance sheet of White Mountains as of March 31, 1999 presents White Mountains' financial position as if the Sale had occurred as of March 31, 1999. The unaudited pro forma financial information does not purport to represent what White Mountains' financial position or results of operations actually would have been had the Sale in fact occurred as of the dates indicated, or to project White Mountains' financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that White Mountains currently believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with: (i) White Mountains' Annual Report on Form 10-K for the year ended December 31, 1998; (ii) White Mountains' Quarterly Report on Form 10-Q for the three-month and six-month periods ended June 30, 1999; and (iii) White Mountains' Quarterly Report on Form 10-Q for the three-month period ended March 31, 1999.

The pro forma adjustments and pro forma combined amounts are provided for informational purposes only. White Mountains' financial statements will reflect the actual effects of the Sale on the date such event occurred. Although the actual Sale results will differ, the unaudited pro forma financial information reflects management's best estimate based on currently available information.

The pro forma adjustments contained herein assume that the Federal tax rate is 35%, the maximum Federal statutory rate for corporations and that the applicable state tax rate is approximately 6%.

                      WHITE MOUNTAINS INSURANCE GROUP, INC.
                UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                AS OF MARCH 31, 1999
                              (in millions of dollars)


                                                       White                        [2]
                                                     Mountains        [1]         Special       Sale of
ASSETS                                                 Actual     Collapse VGI    Dividend        VGI           Pro Forma
                                                     ---------    ------------    --------     ---------       -----------
  Fixed maturities at market                         $   893.9      $ (105.4)     $    1.0                      $   789.5
  Equity securities at market                            236.8         (60.1)         32.3                          209.0
  Other investments                                       76.5          (8.7)          8.6                           76.4
  Short term investments                                  76.8         (15.1)         20.4       122.1 [3] [4]      204.0
                                                     ---------      --------      --------     -------          ---------
    TOTAL INVESTMENTS                                  1,283.8        (189.3)         62.3       122.1            1,278.9

  Cash                                                    16.6          (7.3)                                         9.3
  Investments in unconsolidated affilliates              333.8            --                                        333.8
  Insurance and reinsurance balances receivable          127.0         (53.8)                                        73.2
  Reinsurances recoverable on paid and unpaid losses     135.4          (0.8)                                       134.6
  Deferred acquisition costs                              33.8         (13.9)                                        19.9
  Investment income accrued                               15.4          (1.9)                                        13.5
  Other assets                                            44.1         (16.4)                                        27.7
  Investment in VGI                                         --         108.4         (62.3)      (46.1) [3]           0.0
  Net assets of discontinued mortgage operations         109.5                                                      109.5
                                                     ---------      --------      --------     -------          ---------
    TOTAL ASSETS                                     $ 2,099.4      $ (175.0)     $     --     $  76.0          $ 2,000.4
                                                     ---------      --------      --------     -------          ---------
                                                     ---------      --------      --------     -------          ---------
LIABILITIES

  Loss and loss adjustment expense reserves          $   796.3      $  (85.5)                                   $   709.8
  Unearned insurance and reinsurance premiums            149.4         (75.1)                                        74.3
  Short term debt                                         16.5          (1.5)                                        15.0
  Long term debt                                         215.7            --                     (15.0) [4]         200.7
  Deferred credit                                         35.3            --                                         35.3
  Accounts payable and other liabilities                 216.0         (12.9)                     38.7  [3]         241.8
                                                     ---------      --------      --------     -------          ---------

    TOTAL LIABILITIES                                  1,428.2        (175.0)     $     --     $  23.7          $ 1,276.9
                                                     ---------      --------      --------     -------          ---------
                                                     ---------      --------      --------     -------          ---------
SHAREHOLDERS' EQUITY

  Common stock and paid in surplus                       384.7                                                      384.7
  Retained earnings                                    1,052.2                                    52.3 [3]        1,104.5
  Common stock in treasury                              (869.8)                                                    (868.8)
  Accumulated other comprehensive income after tax       104.1                                                      104.1
                                                     ---------      --------      --------     -------          ---------
    TOTAL SHAREHOLDERS' EQUITY                           671.2            --            --        52.3              723.5
                                                     ---------      --------      --------     -------          ---------
    TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY                           $ 2,099.4      $ (175.0)     $     --     $  76.0          $ 2,000.4
                                                     ---------      --------      --------     -------          ---------
                                                     ---------      --------      --------     -------          ---------

SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

                          WHITE MOUNTAINS INSURANCE GROUP, INC.
                 UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                        FOR THE SIX MONTHS ENDED JUNE 30, 1999
                   (in millions of dollars, except per share data)


                                                                         PRO FORMA ADJUSTMENTS
                                                                    -------------------------------
                                                    White
                                                  Mountains               (1)               Pro Forma
REVENUES                                            Actual            Eliminate VGI         Combined
                                                  ---------           -------------         ---------
  Earned property and casualty insurance premiums   $166.3                    (66.9)        $   99.4
  Gain on sale of VGI                                 88.1                       --             88.1
  Net investment income                               29.2                     (3.2)            26.0
  Net realized investment gains                       26.8                     (9.7)            17.1
  Earnings from unconsolidated insurance affiliates    9.0                       --              9.0
  Other insurance operations revenue                   3.3                     (3.2)             0.1
  Amortization of deferred credit                      9.7                       --              3.7
                                                    ---------         -------------         ---------

TOTAL REVENUES                                      $326.4            $       (83.0)        $  243.4
                                                    ---------         -------------         ---------
                                                    ---------         -------------         ---------

EXPENSES

  Insurance losses and loss adjustment expenses     $123.0                    (52.8)            70.2
  Insurance and reinsurance acquisition expenses      39.5                     (8.8)            30.7
  Compensation and benefits                           25.1                    (10.7)            14.4
  Interest expense                                     8.2                     (0.4)             7.8
  General expense                                      9.2                     (5.0)             4.2
                                                    ---------         -------------         ---------

TOTAL EXPENSES                                       205.0                    (77.7)           127.3
                                                    ---------         -------------         ---------
                                                    ---------         -------------         ---------

PRETAX EARNINGS                                      121.4                     (5.3)           116.1
                                                    ---------         -------------         ---------
Income tax provision                                  46.8                     (1.7)            45.1
                                                    ---------         -------------         ---------
                                                    ---------         -------------         ---------

NET INCOME FROM CONTINUING OPERATIONS               $ 74.6            $        (3.6)        $   71.0
                                                    ---------         -------------         ---------
                                                    ---------         -------------         ---------

NET INCOME PER SHARE FROM CONTINUING OPERATIONS: (3)

  BASIC                                             $   13.16                               $   12.52
  DILUTED                                               11.74                                   11.17


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT


                          WHITE MOUNTAINS INSURANCE GROUP, INC.
                  UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                       FOR THE THREE MONTHS ENDED MARCH 31, 1999
                     (in millions of dollars, except per share data)


                                                                         PRO FORMA ADJUSTMENTS
                                                                    -------------------------------
                                                    White
                                                  Mountains               (1)               (2)            Pro Forma
REVENUES                                            Actual            Eliminate VGI     Gain on Sale       Combined
                                                  ---------           -------------     ------------       ---------
  Earned property and casualty insurance premiums $   93.7                    (39.7)                       $   54.0
  Gain on sale of VGI                                   --                       --             88.1           88.1
  Net investment income                               15.8                     (1.7)                           14.1
  Net realized investment gains                        9.0                     (0.6)                            8.2
  Earnings from unconsolidated insurance affiliates    4.2                       --                             4.2
  Other insurance operations revenue                   2.4                     (2.2)                            0.2
  Amortization of deferred credit                      1.8                       --                             1.8
                                                  ---------           -------------     ------------       ---------

TOTAL REVENUES                                    $  126.9            $       (44.4)           88.1        $  170.6
                                                  ---------           -------------     ------------       ---------
                                                  ---------           -------------     ------------       ---------
EXPENSES

  Insurance losses and loss adjustment expenses   $   66.4                    (27.9)                       $   38.5
  Insurance and reinsurance acquisition expenses      22.8                     (7.2)                           15.6
  Compensation and benefits                           12.8                     (7.1)                            5.7
  Interest expense                                     4.2                     (0.2)                            4.0
  General expense                                      4.1                     (1.4)                            2.7
                                                  ---------           -------------     ------------       ---------

TOTAL EXPENSES                                       110.3                    (43.8)              --           66.5
                                                  ---------           -------------     ------------       ---------
                                                  ---------           -------------     ------------       ---------

PRETAX EARNINGS                                       16.6                     (0.6)            88.1          104.1
                                                  ---------           -------------     ------------       ---------
                                                  ---------           -------------     ------------       ---------

Income tax provision                                   5.8                       --             35.8           41.6
                                                  ---------           -------------     ------------       ---------

NET INCOME FROM CONTINUING OPERATIONS             $   10.8            $        (0.6)    $       52.3       $   62.5
                                                  ---------           -------------     ------------       ---------
                                                  ---------           -------------     ------------       ---------

NET INCOME PER SHARE FROM CONTINUING OPERATIONS: (3)

  BASIC                                           $    1.85                                                $   10.72
  DILUTED                                         $    1.65                                                $    9.60

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT


                     WHITE MOUNTAINS INSURANCE GROUP, INC.
            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                (in millions of dollars, except per share data)


                                                                        Pro Forma Adjustments
                                                                        ---------------------
                                                       White
REVENUES                                             Mountains          (1)               (2)         Pro Forma
                                                       Actual      Eliminate VGI     Gain On Sale     Combined
                                                     ---------     -------------     ------------     ----------

  Earned property and casualty insurance premiums    $   246.0     $   (159.7)                        $    86.3
  Gain on sale of VGI                                       -                              88.1            88.1
  Net investment income                                   36.8           (7.7)                             29.1
  Net realized investment gains                           71.0           (4.8)                             66.2
  Earnings from unconsolidated insurance affiliates       24.3             -                               24.3
  Other insurance operations revenue                       9.5           (9.4)                              0.1
  Amortization of deferred credit                          2.7             -                                2.7
                                                     ---------     -------------     ------------     ----------
TOTAL REVENUES                                       $   380.3     $   (161.6)       $     88.1       $   296.8
                                                     ---------     -------------     ------------     ----------
                                                     ---------     -------------     ------------     ----------

EXPENSES

  Insurance losses and loss adjustment expenses      $   174.8     $   (114.6)                        $    60.2
  Insurance and reinsurance acquisition expenses          54.8          (27.1)                             27.7
  Compensation and benefits                               51.5          (24.4)                             27.1
  Interest expense                                        13.7           (1.1)                             12.6
  General expense                                         15.9           (8.0)                              7.9
                                                     ---------     -------------     ------------     ----------

TOTAL EXPENSES
                                                         310.7         (175.2)              -             135.5
                                                     ---------     -------------     ------------     ----------

PRETAX EARNINGS                                           79.6           (6.4)             88.1           161.3
                                                     ---------     -------------     ------------     ----------
Income tax provision                                      28.5           (1.3)             35.8            63.0
                                                     ---------     -------------     ------------     ----------

NET INCOME FROM CONTINUING OPERATIONS                $    51.1     $     (5.1)       $     52.3       $    98.3
                                                     ---------     -------------     ------------     ----------
                                                     ---------     -------------     ------------     ----------

NET INCOME PER SHARE FROM CONTINUING OPERATIONS; [3]

  BASIC                                              $    8.71                                        $   16.76
  DILUTED                                                 7.75                                            14.97


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT


                      WHITE MOUNTAINS INSURANCE GROUP, INC.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                  BALANCE SHEET





1. Adjustments to collapse the balance sheet accounts of VGI, net of its investment in VNIC (which was retained by the Registrant pursuant to the Sale) and its long-term debt, to one line entitled "Investment in VGI".

2. Adjustments to show receipt of the cash and the investment securities portion of the "Special Dividend" which occurred immediately prior to the Sale.

3. Adjustments to record the cash proceeds from the Sale, net of related expenses, and the resulting gain.

4.       Repayment of $15.0 million VGI long-term indebtedness.




                      WHITE MOUNTAINS INSURANCE GROUP, INC.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                INCOME STATEMENTS




1. Adjustments to eliminate the income statement activities of VGI, during the period which assumes that the Sale occurred at the beginning of the accounting period presented.

2. Adjustments to record the resulting gain on the Sale, net of related expenses.

3. Basic earnings per share amounts are based on the weighted average number of shares of the Registrant's common stock outstanding which were 5,865,902 shares, 5,831,398 shares and 5,669,050 shares for the periods ending December 31, 1998, March 31, 1999 and June 30, 1999, respectively. Diluted earnings per share amounts are based on the weighted average number of shares and the net effect of potential dilutive shares outstanding (consisting of stock options and warrants to acquire common stock) which were 6,535,181 shares, 6,500,699 shares and 6,337,977 shares for the periods ending December 31,1998, March 31, 1999 and June 30, 1999, respectively.